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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report, dated January 18, 1994, incorporated by reference in First Tennessee National Corporation's Form 10-K, for the year ended December 31, 1993 and to all references to our form included in this registration statement.


                                                 Arthur Andersen & Co.
                                                 ---------------------
                                                 ARTHUR ANDERSEN & CO.

Memphis, Tennessee
March 8, 1994